Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
22 - Subsequent Events
In accordance with the terms of the Omnibus Incentive Plan, the total number of ordinary shares available for issuance under the Omnibus Incentive Plan and the ESPP increased by an aggregate of 13,821,271 ordinary shares on April 1, 2026, as determined by the Remuneration Committee.
In April 2026, the Company purchased an additional $67.9 million of Raspberry Pi Holdings plc’s ordinary shares.
In April 2026, the Company entered into an amendment with a cloud computing web services provider to increase the total purchase commitment by $305.0 million through 2029.